Rule 497(e)

File No. 333-180871

EXCHANGE LISTED FUNDS TRUST

Saba Opportunistically Hedged Closed-End Funds ETF (Cboe BZX Ticker: CEFS)

(the “Fund”)

Supplement dated October 2, 2026, to the Fund’s currently effective

Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with those documents.

Effective September 25, 2026, the Fund will pay distributions from net investment income quarterly rather than monthly. All references to the Fund’s such distribution frequency in the Prospectus and SAI are changed to quarterly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.